J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(All Share Classes)

Supplement dated February 27, 2026

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective March 1, 2026 (the “Effective Date”), the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Michael Loeffler	2004	Executive Director
Nicholas D’Eramo	2014	Executive Director
Todd McEwen	2025	Executive Director
David Robinson	2026	Vice President

In addition, on the Effective Date, the “The Funds’ Management and Administration — The Portfolio Managers — Equity Index Fund” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Equity Index Fund

The JPMIM Index Solutions portfolio management team responsible for managing the Fund utilizes a team-based approach. The portfolio management team is comprised of Michael Loeffler, Executive Director, Nicholas D’Eramo, Executive Director, Todd McEwen, Executive Director and David Robinson, Vice President. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, managing cash flows, coordinating with members of the portfolio management team to focus on certain portfolios, implementing investment strategy, and researching and reviewing investment strategy. Mr. Loeffler has been a portfolio manager for JPMIM since 2004 and has been an employee of the firm or one of its predecessors since 1999. Mr. Loeffler is a CFA charterholder. Mr. D’Eramo has been a portfolio manager for JPMIM since 2005 and an employee of the firm or one of its predecessors since 1999. Mr. McEwen has been a portfolio manager for JPMIM since 2025 and an employee of the firm since 2010. Prior to joining the Index Solutions team in 2024, Mr. McEwen was part of the U.S. ETF platform management group beginning in 2019 and an Assistant Treasurer of the J.P. Morgan Exchange-Traded Funds Trust beginning in 2020. Mr. Robinson has been a portfolio manager for JPMIM since 2026 and an employee of the firm since 2017. Prior to joining Index Solutions in 2025, he served as Fund Controller within the product administration team, overseeing mutual funds and exchange-traded funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-EI-226